UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	April 12, 2010
MACC PRIVATE EQUITIES INC.
(Exact Name of Registrant as Specified in Its Charter)
DELAWARE	0-24412	42-1421406
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
580 Second Street, Suite 102, Encinitas, California 92024
(Address of Principal Executive Offices)		(Zip Code)
(760) 479-5080 (Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

As previously disclosed, on March 26, 2010, Cedar Rapids Bank and Trust Company (“CRBT”) approved the extension of the MACC Private Equities Inc. (“MACC”) Term Loan Agreement, dated August 14, 2009 (the “Term Loan”), until January 10, 2011 (the “Extension”).  On April 12, 2010, MACC and CRBT executed the following documents, effective as of March 31, 2010, to effectuate the Extension:  (i) Change in Terms Agreement, (ii) Disbursement Request and Authorization, (iii) Notice of Final Agreement, and (iv) Third Amendment to Business Loan Agreement (collectively, the “Loan Documents”).  The Loan Documents feature the current interest rate, WSJ Prime + 2.00%, subject to a 6% floor, and require MACC to (i) pay a $1,000 documentation fee to CRBT, (ii) complete a rights offering and receive all subscription proceeds from the exercise of rights by its stockholders by August 1, 2010, (iii) deposit $150,000 of proceeds from the rights offering into a CRBT account, and (iv) maintain a $500,000 minimum liquidity level (including cash and 75% of liquid securities owned by MACC).  Other terms and conditions contained in the Term Loan will continue to apply.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

10.1	Change in Terms Agreement, by and among MACC Private Equities Inc. and Cedar Rapids Bank and Trust Company, effective as of March 31, 2010.

10.2	Disbursement Request and Authorization, by and among MACC Private Equities Inc. and Cedar Rapids Bank and Trust Company, effective as of March 31, 2010.

10.3	Notice of Final Agreement, by and among MACC Private Equities Inc. and Cedar Rapids Bank and Trust Company, effective as of March 31, 2010.

10.4	Third Amendment to Business Loan Agreement, by and between Cedar Rapids Bank & Trust Company and MACC Private Equities, Inc., dated as of March 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 13, 2010
MACC PRIVATE EQUITIES INC.

By:	/s/ Travis T. Prentice
Travis T. Prentice
President and CEO

Exhibit Index

Exhibit
Number                                Description

10.1	Change in Terms Agreement by and among MACC Private Equities Inc. and Cedar Rapids Bank and Trust Company, effective as of March 31, 2010.

10.2	Disbursement Request and Authorization, by and among MACC Private Equities Inc. and Cedar Rapids Bank and Trust Company, effective as of March 31, 2010.

10.3	Notice of Final Agreement, by and among MACC Private Equities Inc. and Cedar Rapids Bank and Trust Company, effective as of March 31, 2010.

10.4	Third Amendment to Business Loan Agreement, by and between Cedar Rapids Bank & Trust Company and MACC Private Equities, Inc., dated as of March 31, 2010.